Exhibit 10.11
Amended and Restated Nortek, Inc. 2009
OMNIBUS INCENTIVE PLAN
Restricted Stock Agreement (Performance - Based)

This Agreement is by and between Nortek, Inc. (the “Company”) and _______________ (the “Grantee”).
WITNESSETH:

1.Grant of Restricted Stock. Pursuant to the provisions of the Amended and Restated Nortek, Inc. 2009 Omnibus Incentive Plan (as amended from time to time, the “Plan”), which is incorporated herein by reference, the Company hereby grants to the Grantee, subject to the terms and conditions of the Plan and of this Restricted Stock Agreement (this “Agreement”), an Award of __________ Shares of Restricted Stock. The term “Restricted Stock” is used herein to refer to the Shares subject to this Agreement for so long as such Shares are subject to the forfeiture and nontransferability restrictions set forth in Section 2 of this Agreement (collectively, the “Forfeiture Restrictions”). At such time as the Forfeiture Restrictions lapse with respect to any Shares of Restricted Stock and such shares become “Vested” as provided for in Section 2(b) below, such Shares shall no longer be “Restricted Stock” for purposes of this Agreement or the Plan. The term “Restriction Period” is used herein to refer to the period during which Restricted Stock is subject to the Forfeiture Restrictions and is not Vested hereunder. All initially capitalized terms used in this Agreement, except as otherwise defined in this Agreement, shall have the meaning ascribed to those terms in the Plan. In the event of a conflict between the terms of the Agreement and the terms of the Plan, the terms of the Plan shall control; provided, that with respect to Sections 2, 3 and 6 and Exhibit A, this Agreement shall prevail.

2.Terms and Conditions. In addition to the terms and conditions contained in the Plan, it is understood and agreed that the grant of Restricted Stock evidenced hereby is subject to the following additional terms and conditions:

(a)Grant Date. The Company hereby grants the Restricted Stock pursuant to the Award evidenced by this Agreement on _______________ 2014 (the “Grant Date”).

(b)Vesting. From and after the lapse of the Forfeiture Restrictions with respect to any Share of Restricted Stock, such Share shall be “Vested”. The Shares of Restricted Stock subject to this Agreement shall be eligible to become Vested based on the achievement of the Cumulative Adjusted EBITDA target, as established by the Committee and set forth on Exhibit A hereto (the “Cumulative Target”), for the period consisting of the Company’s 2014, 2015 and 2016 fiscal years (such period, the “Performance Period”) and further subject to (x) the Grantee remaining continuously employed by the Company or an Affiliate through the Final Measurement Date (as defined below) or (y) the Company or an Affiliate terminating the Grantee’s employment without Cause during the Company’s 2016 fiscal year.

(i)Cumulative Adjusted EBITDA Less than the Minimum Cumulative Target. If Cumulative Adjusted EBITDA for the Performance Period is less than the Minimum Cumulative Target, no Shares of Restricted Stock subject to this Agreement shall become Vested on the Final Measurement Date. All Shares of Restricted Stock shall be forfeited and all rights of the Grantee (or of any other person claiming under or through the Grantee) to the Restricted Stock shall terminate, without further obligation on the part of the Company.

(ii)Cumulative Adjusted EBITDA at Least Equal to the Minimum Cumulative Target but not more than the Cumulative Target. If Cumulative Adjusted EBITDA is equal to the Minimum Cumulative Target, 25% of the Shares of Restricted Stock subject to this Agreement shall become Vested on the Final Measurement Date and the remainder of the Shares of Restricted Stock shall be forfeited, without further obligation on the part of the Company. If Cumulative Adjusted EBITDA is equal to the Cumulative Target, 50% of the Shares of Restricted Stock subject to this Agreement shall become Vested on the Final Measurement Date and the remainder of the Shares of Restricted Stock shall be forfeited, without further obligation on the part of the Company. If Cumulative Adjusted EBITDA is between the Minimum Cumulative Target and the Cumulative Target, the portion of the Shares of Restricted Stock that become Vested (between 25% and 50%) on the Final Measurement Date shall be determined by straight-line interpolation and any Shares of Restricted Stock that do not become Vested shall be forfeited, without further obligation on the part of the Company.

(iii)Cumulative Adjusted EBITDA of more than the Cumulative Target. If Cumulative Adjusted EBITDA is equal to or greater than the Maximum Cumulative Target, 100% of the Shares of Restricted Stock subject to this Agreement shall become Vested on the Final Measurement Date. If Cumulative Adjusted EBITDA is between the Cumulative Target and the Maximum Cumulative Target, the portion of the Shares of Restricted Stock that become Vested (between 50% and 100%) on the Final Measurement Date shall be determined by straight-line interpolation and any Shares of Restricted Stock that do not become Vested shall be forfeited, without further obligation on the part of the Company.

“Adjusted EBITDA” shall have the meaning set forth on Exhibit A hereto.
“Cumulative Adjusted EBITDA” shall mean the sum of Adjusted EBITDA for the Company’s 2014, 2015 and 2016 fiscal years.
“Maximum Cumulative Target” shall have the meaning set forth on Exhibit A hereto.
“Minimum Cumulative Target” shall have the meaning set forth on Exhibit A hereto.
(c)Forfeiture. Except as otherwise set forth in Section 2(b), Section 2(e) and Section 2(f), all Shares of Restricted Stock shall be forfeited and all rights of the Grantee (or of any other person claiming under or through the Grantee) to the Restricted Stock shall terminate, without further obligation on the part of the Company, immediately upon the cessation of the Grantee’s employment by the Company or its Affiliates.

(d)Change of Control. The Forfeiture Restrictions shall lapse, and the Restricted Stock shall Vest, with respect to fifty-percent (50%) of the then outstanding Shares of Restricted Stock, immediately prior to a Change of Control (subject to the occurrence of the Change of Control). For the avoidance of doubt, this Section 2(d) shall not apply to any Shares of Restricted Stock that have been forfeited pursuant to Section 2(c) prior to a Change of Control.

(e)Termination without Cause during the 2014 or 2015 Fiscal Years. Notwithstanding anything herein to the contrary, in the event that the Grantee’s employment by the Company or its Affiliates is terminated without Cause during the Company’s 2014 fiscal year, one third of the Shares of Restricted Stock subject to this Agreement shall be eligible to become Vested based on the achievement of the Adjusted EBITDA target for the Company’s 2014 fiscal year set forth on Exhibit A hereto (the “One-

Year Target”). Further, notwithstanding anything herein to the contrary, in the event that the Grantee’s employment by the Company or its Affiliates is terminated without Cause during the Company’s 2015 fiscal year, two thirds of the Shares of Restricted Stock subject to this Agreement shall be eligible to become Vested based on the achievement of the cumulative Adjusted EBITDA target for the Company’s 2014 and 2015 fiscal years set forth on Exhibit A hereto (the “Two-Year Target”). The Shares that are eligible to become Vested pursuant to this Section 2(e) are referred to as “Eligible Shares.”

(i)Adjusted EBITDA Less than the Minimum One-Year or Minimum Two-Year Target. If Adjusted EBITDA for the applicable fiscal year(s) of the Company is less than the Minimum One-Year Target or Minimum Two-Year Target, as applicable, no Eligible Shares shall become Vested on the applicable Measurement Date. All Eligible Shares shall be forfeited and all rights of the Grantee (or of any other person claiming under or through the Grantee) to such Eligible Shares shall terminate, without further obligation on the part of the Company.

(ii)Adjusted EBITDA at Least Equal to the Minimum One-Year or Minimum Two-Year Target but not more than the One-Year or Two-Year Target. If Adjusted EBITDA for the applicable fiscal year(s) of the Company is equal to the Minimum One-Year Target or Minimum Two-Year Target, as applicable, 25% of the Eligible Shares shall become Vested on the applicable Measurement Date and the remainder of the Eligible Shares shall be forfeited, without further obligation on the part of the Company. If Adjusted EBITDA for the applicable fiscal year(s) of the Company is equal to the One-Year Target or Two-Year Target, as applicable, 50% of the Eligible Shares shall become Vested on the applicable Measurement Date and the remainder of the Eligible Shares shall be forfeited, without further obligation on the part of the Company. If Adjusted EBITDA for the applicable fiscal year(s) of the Company is (A) between the Minimum One-Year Target and the One-Year Target or (B) between the Minimum Two-Year Target and the Two-Year Target, as applicable, the portion of the Eligible Shares that become Vested (between 25% and 50%) on the applicable Measurement Date shall be determined by straight-line interpolation and any Eligible Shares that do not become Vested shall be forfeited, without further obligation on the part of the Company.

(iii)Adjusted EBITDA of more than the One-Year or Two-Year Target. If Adjusted EBITDA for the applicable fiscal year(s) of the Company is equal to or greater than the Maximum One-Year Target or Maximum Two-Year Target, as applicable, 100% of the Eligible Shares shall become Vested on the applicable Measurement Date. If Adjusted EBITDA for the applicable fiscal year(s) of the Company is (A) between the One-Year Target and the Maximum One-Year Target or (B) between the Two-Year Target and the Maximum Two-Year Target, as applicable, the portion of the Eligible Shares that become Vested (between 50% and 100%) on the applicable Measurement Date shall be determined by straight-line interpolation and any Eligible Shares that do not become Vested shall be forfeited, without further obligation on the part of the Company.

“Minimum One-Year Target,” “Maximum One-Year Target,” “Minimum Two-Year Target,” and “Maximum Two-Year Target” shall each have the meanings set forth on Exhibit A hereto.
For the avoidance of doubt, no Shares of Restricted Stock shall be eligible to vest pursuant to this Section 2(e) unless the Grantee’s employment by the Company or its Affiliates is terminated without Cause during 2014 or 2015.

(f)Termination Due to Death or Disability. Notwithstanding anything herein to the contrary, in the event that the Grantee’s employment by the Company or its Affiliates is terminated due to death or Disability, 50% of the Shares of Restricted Stock subject to this Agreement shall immediately become Vested and the remainder of the Shares of Restricted Stock shall be forfeited. For purposes of this Agreement “Disability” means permanent and total disability, as determined in good faith by the Committee in its sole discretion; provided, however, if the Grantee has an employment or other individual agreement with the Company or any Subsidiary or Affiliate that defines “Disability” or a like term, “Disability” shall have the meaning set forth in such agreement.

(g)Committee Certification. The Committee shall determine and certify in writing whether and the extent to which (i) the Cumulative Target was achieved with respect to the Performance Period and (ii) the One-Year Target and Two-Year Target were achieved with respect to each of the Company’s 2014 and 2015 fiscal years. Such determination and certification shall occur as soon as practicable following the approval by the Audit Committee of the Board of the Company’s audited financial statements for the applicable fiscal year (the date of such determination and certification, the “Measurement Date” and the date of such determination and certification for the 2016 fiscal year, the “Final Measurement Date”).

(h)Nontransferability. None of the Restricted Stock may be sold, transferred or assigned, pledged or otherwise encumbered or disposed of during the Restriction Period.

(i)Rights As a Stockholder. The Grantee shall have all rights and privileges of a stockholder with respect to the Shares of Restricted Stock (including the right to vote such Restricted Stock); provided that (x) any regular cash dividends paid with respect to a Share of Restricted Stock during the Restricted Period shall be withheld by the Company and shall be paid to the Grantee, without interest, only when, and if, such Share of Restricted Stock becomes Vested hereunder and (y) any property (other than cash) distributed with respect to a Share of Restricted Stock (the “associated share”), including without limitation a distribution of Shares by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be forfeited if and when the associated share is so forfeited or shall Vest if and when the associated share Vests. References in this Agreement to Shares of Restricted Stock shall refer, mutatis mutandis, to any such restricted amounts.

3.Registration of Shares; Tax Withholding. The Grantee may not receive or take possession of any unvested Shares subject to this Award, either through physical share certificates or through book-entry accounts held by or in the name of the Grantee. The Company may commingle the unvested Shares subject to this Award with other shares of restricted stock or other equity awards granted under the Plan and may hold unvested Shares subject to this Award at any financial institution or other custodian that it from time to time chooses, in its sole discretion. The Company may deliver Shares subject to this Award that become Vested through book entry transfer to an account in the Grantee’s name at a financial institution, which may, but is not required to be, the institution or other custodian that holds the unvested Shares on behalf of the Company. Any stock certificates representing the Restricted Stock owned by the Grantee, if any, shall bear such legend as the Committee may prescribe to reflect the restrictions applicable to such Shares and shall be held by the Company until the Forfeiture Restrictions lapse and the Shares become Vested. The Committee shall not be required to transfer to the Grantee or to the Grantee’s estate any Shares granted to the Grantee hereunder or otherwise to evidence the Grantee’s or to the Grantee’s estate’s ownership of such Shares, until and unless the Grantee or the Grantee’s estate, as the case maybe, has satisfied the payment of the minimum statutory amount of federal, state and local tax required to be withheld with respect to the grant or vesting of such Shares; provided, that, if the Grantee does not satisfy such tax obligation, the Company may, in its sole discretion, satisfy such obligation by withholding such number of Shares from the Shares of Restricted Stock that are so granted or that so Vest hereunder, as applicable, as would satisfy the minimum statutory amount of such obligations. Further, the Grantee, at his sole discretion, may elect to satisfy such tax obligations by having the Company withhold such number of Shares from the Shares of Restricted Stock that are so granted or that so Vest hereunder, as applicable, as would satisfy the minimum statutory amount of such obligations, or by such other method as permitted under the Plan.

4.Notices. Any notice, communication or writing directed to the Company shall be in writing and addressed to the Company at its principal office, and any notice, communication or writing directed to the Grantee shall be addressed to the Grantee’s address reflected on the records of the Company, subject to the right of either party to designate another address at any time hereafter by written notice to the other party given in accordance with this Section 4.

5.Delaware Law to Govern. This Agreement shall be construed and administered in accordance with and governed by the laws of the State of Delaware, other than the conflicts of laws provisions thereof.

6.Amendment. This Agreement shall not be amended unless such amendment is agreed to in writing by both the Grantee and the Company.

7.Section 409A. The Restricted Stock granted under this Agreement is intended to be exempt from the requirements of Section 409A of the Code.
8.
IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Grantee has executed this Agreement as of the _____ day of ___________, 2014.
Nortek, Inc.

By:___________________________________
Name:
Title:

__________________________________
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